UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

001-33515

(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 3, 2011, the stockholders of Einstein Noah Restaurant Group, Inc. (the “Company”) approved the Company’s amended and restated Equity Plan for Non-Employee Directors (the “Director Plan”) and 2011 Omnibus Incentive Plan (the “Incentive Plan”).

The Director Plan

The Director Plan was initially approved by our stockholders at our 2004 Annual Meeting. Subsequently, in 2005, 2007 and 2009, our stockholders approved changes to the plan to increase the number of shares authorized for issuance from 200,000 shares to 500,000 shares and to make other changes.

The Director Plan, as amended and restated and approved by our stockholders on May 3, 2011, includes the following material changes:

•	Expanded the type of awards to include restricted stock and restricted stock unit awards;

•	Removed the annual automatic option grant for each non-employee director to purchase 10,000 shares of our common stock, effective each January 1;

•	Revised the definition for “change in control” to make it consistent with the 2011 Omnibus Incentive Plan; and

•	Changed the name of the plan from the Stock Option Plan for (Non-Employee) Independent Directors to the Equity Plan for Non-Employee Directors.

A total of 500,000 shares are authorized for issuance under the Director Plan. Any shares subject to awards that are forfeited or that expire or are terminated for any reason become available for use under the Director Plan. Any shares used to pay the option price, or tax withholding obligations are not available again for the grant of awards. Only non-employee directors qualify for awards under the Director Plan. The Company currently has five non-employee directors who are eligible to receive awards under the Director Plan.

A more detailed summary of the Director Plan, as amended and restated, can be found in the Company’s proxy statement for the 2011 Annual Meeting filed with the SEC on March 25, 2011. The Director Plan is filed as Exhibit 10.1 to this Form 8-K, and the foregoing disclosure is qualified by reference to that exhibit.

The Incentive Plan

The Incentive Plan will be administered by the Company’s Compensation Committee or a subcommittee thereof or any other committee designated by the board of directors (the “Committee”). The Incentive Plan permits the grant of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards. The Committee may condition any award on the fulfillment of conditions and the attainment of performance goals over such periods as the Committee may determine and set forth in an award agreement. All of the Company’s employees and third party service providers are eligible to receive awards under the Incentive Plan.

Subject to adjustment, the total number of shares available for awards under the Incentive Plan is 1,000,000 shares. Any shares related to an award that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of shares, or are exchanged with the committee’s permission, prior to the issuance of shares, shall be available again for grant under the Incentive Plan. Any shares tendered to pay the option price or to satisfy tax withholding obligations associated with an award, shall become available again for grant under the Incentive Plan. Any shares that were subject to an stock appreciation right (“SAR”) granted under the Incentive Plan that were not issued upon the exercise of such SAR, shall become available again for grant under the Incentive Plan. Notwithstanding the foregoing, no shares that become available again for awards granted under the Incentive Plan shall be available for grants of incentive stock options.

Subject to adjustment, the maximum number of shares for which options or SARs may be granted to any participant in any calendar year shall be 300,000 shares and the maximum number of shares that may be paid to any participant in any calendar year in the form of restricted stock, restricted stock units, performance shares or other stock based awards, in each case that are performance-based compensation, shall be 300,000 shares determined as of the date of payout. The maximum aggregate amount that may be paid under an award of performance units, cash-based awards or any other award that is payable in cash, in each case that are performance-based compensation, shall be $5,000,000. The Incentive Plan provides for adjustment to the terms and conditions of the awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or changes in applicable laws, regulations, or accounting principles whenever the Committee determines such adjustments appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan.

The Incentive Plan will terminate May 3, 2021, unless terminated sooner. After the plan is terminated, no awards may be granted but awards previously granted will remain outstanding in accordance with their terms.

A more detailed summary of the Incentive Plan can be found in the Company’s proxy statement for the 2011 Annual Meeting filed with the SEC on March 25, 2011. The Incentive Plan is filed as Exhibit 10.2 to this Form 8-K, and the foregoing disclosure is qualified by reference to that exhibit.

Effectiveness of Prior Grants Under the Incentive Plan

On February 22, 2011, the Company’s Compensation Committee approved the following grants of restricted stock units (“RSUs”) to the Company’s named executive officers pursuant to the Incentive Plan, conditioned upon stockholder approval of the Incentive Plan. As a result of the approval of the Incentive Plan at the Company’s 2011 Annual Meeting, the grants became effective on May 3, 2011.

Name and Position	Number of RSUs
Jeffrey J. O’Neill, President and Chief Executive Officer	15,600
Daniel J. Dominguez, Chief Operating Officer	2,500
Emanuel P.N. Hilario, Chief Financial Officer	4,500
James P. O’Reilly, Chief Concept Officer	4,500
Rhonda J. Parish, Chief Legal Officer	4,500

The RSUs vest one-third on each of the first three anniversaries after the date of grant, are settled upon each vesting date, and are subject to other terms and conditions as provided in the award agreements. The form of Restricted Stock Unit Agreement (Section 16 Participants) under the Incentive Plan is filed as Exhibit 10.3 to this Form 8-K.

In addition, on May 3, 2011, the Company’s Compensation Committee approved the grant of 12,500 RSUs to E. Nelson Heumann, one of our directors, in lieu of director compensation. The RSUs vest on the first anniversary after the date of grant, are settled upon the vesting date, and are subject to other terms and conditions as provided in the award agreement. The form of Restricted Stock/Restricted Stock Unit Agreement under the Director Plan is filed as Exhibit 10.8 to this Form 8-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	The Annual Meeting of Stockholders of the Company was held on May 3, 2011, in connection with which we filed a Proxy Statement with the SEC on March 25, 2011.

(b)	The following matters were voted upon at the meeting and approved by the stockholders:

(1)	Each of the nominees, as described in the Proxy Statement referenced above, was re-elected as a director to hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified.

Nominee name	Votes For	Votes Withheld	Broker Non Votes
Michael W. Arthur	14,834,048	518,555	711,926
E. Nelson Heumann	15,256,941	95,662	711,926
Frank C. Meyer	14,834,354	518,249	711,926
Thomas J. Mueller	15,268,435	84,168	711,926
Jeffrey J. O’Neill	14,062,831	1,289,772	711,926
S. Garrett Stonehouse, Jr.	14,834,491	518,112	711,926

(2)	Proposal to approve the amended and restated Equity Plan for Non-Employee Directors.

Votes For	Votes Against	Abstentions	Broker Non Votes
15,334,751	16,554	1,298	711,926

(3)	Proposal to approve the 2011 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non Votes
15,311,201	39,935	1,467	711,926

(4)	Proposal to approve, by a non-binding advisory vote, the compensation of the Company’s executive officers.

Votes For	Votes Against	Abstentions	Broker Non Votes
15,330,291	7,463	14,849	711,926

(5)	Proposal to recommend, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of the Company’s executive officers.

One Year	Two Years	Three Years	Abstentions	Broker Non Votes
3,313,014	5,649	12,033,546	394	711,926

(6)	Proposal to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as independent auditors for the Company for the fiscal year ending January 3, 2012.

Votes For	Votes Against	Abstentions	Broker Non Votes
15,617,411	446,997	121	0

(c) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation. The Company’s stockholders voted, by a majority of votes cast at the meeting, on an advisory basis, to hold an advisory vote to approve the compensation of the Company’s named executive officers every three years. In line with this recommendation by our stockholders, our board of directors has decided to include an advisory stockholder vote on executive compensation in our proxy materials every three years until the next required advisory vote on the frequency of stockholder advisory votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2017.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

10.1	Einstein Noah Restaurant Group, Inc. Equity Plan for Non-Employee Directors.

10.2	Einstein Noah Restaurant Group, Inc. 2011 Omnibus Incentive Plan.

10.3	Form of Restricted Stock Unit Agreement (Section 16 Participant) under the Einstein Noah Restaurant Group, Inc. 2011 Omnibus Incentive Plan.

10.4	Form of Restricted Stock Unit Agreement (Non-Section 16 Participant) under the Einstein Noah Restaurant Group, Inc. 2011 Omnibus Incentive Plan.

10.5	Form of Stock Option Agreement under the Einstein Noah Restaurant Group, Inc. 2011 Omnibus Incentive Plan.

10.6	Form of Notice of Restricted Stock Unit Grant under the Einstein Noah Restaurant Group, Inc. 2011 Omnibus Incentive Plan.

10.7	Form of Notice of Stock Option Grant under the Einstein Noah Restaurant Group, Inc. 2011 Omnibus Incentive Plan.

10.8	Form of Restricted Stock/Restricted Stock Unit Agreement under the Einstein Noah Restaurant Group, Inc. Equity Plan for Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: May 5, 2011	/s/ RHONDA J. PARISH
Rhonda J. Parish
Chief Legal Officer and Secretary